This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors.
We especially identify statements concerning our recently-completed acquisition of American
Physicians Service Group (NASDAQ: AMPH) as Forward Looking Statements and direct your attention to our Form 10K, issued on February 24, 2011, for a discussion of risk factors pertaining to this transaction and subsequent integration into ProAssurance.
This presentation contains Non-GAAP measures, and we may reference Non-GAAP measures in our remarks. A reconciliation of these measures to GAAP measures is available in our latest quarterly news release, which is available in the Investor Relations section of our website,
www.ProAssurance.com, and in the related Current Reports on Form 8K disclosing that release.
FORWARD LOOKING STATEMENTS

NON-GAAP MEASURES

  Specialty writer of professional liability insurance, primarily Medical Professional Liability (MPL)
  Market Cap : ~$1.9 billion
  Total Assets: $4.9 billion
  Shareholders’ Equity: $1.9 billion
  Founded in 1975 / Demutualized to a public company in 1991
ProAssurance: Corporate Profile
Historical Book Value Per Share
Since Inception
CAGR: 16%
Cumulative:1545%
10 Year Summary
CAGR: 15%
Cumulative: 297%
Historical Stock Price (to 3/31/11)
Since Inception
CAGR: 14%
Cumulative:1059%
10 Year Summary
CAGR: 14%
Cumulative: 263%
Consistently Successful Throughout the Insurance Cycle
Up
13%
Y-O-Y
Up
15%
Y-O-Y

ProAssurance: Business Profile
  Largest independent publicly traded writer of MPL insurance
  Fourth largest overall writer
  Fragmented market
  Top 20 writers have just 64% of the market
  More than 100 writers with some share of the market
  Majority of companies are mutual or similar
  Few operate in more than two or three states

	Company	2009 DPW (000’s)	Share	Comments
1	Medical Liability Mutual	$ 756,844	7.0%	78% in NY, 22% in NJ
2	Medical Protective	$ 727,160	6.8%	Berkshire subsidiary Direct competitor
3	Doctors Company	$ 601,223	5.6%	Non-public Direct competitor
4	ProAssurance	$ 541,031	5.0%
5	AIG	$ 524,252	4.9%	Not a direct competitor Primarily excess writer
Total DPW: $10.2 billion
ProAssurance as Top Overall Writer
State	2009 Share	2009 Rank
Alabama	60%	1
Delaware	42%	1
DC	50%	1
Wisconsin	32%	1
ProAssurance as Overall Writer 2 - 4
State	2009 Share	2009 Rank
Indiana	24%	2
Texas1	19%	2
Ohio	17%	2
Iowa	16%	2
Maryland	5%	2
Michigan	15%	3
Kentucky	12%	3
Missouri	8%	3
Nevada	11%	4
Nebraska	8%	4
Arkansas	7%	4
Illinois	5%	4
Kansas	5%	4
1 Proforma, ProAssurance and American Physicians
Source: DPW: SNL; Market Share and Rank: Highline Data 2009

ProAssurance: Geographic Profile
  Writing across the United States, ProAssurance has broad geographic diversification
  Each state presents unique medical and legal challenges
  Regional structure provides the local knowledge that differentiates ProAssurance

Corporate Headquarters
Corporate Headquarters
(Birmingham)
ProAssurance Footprint
1Includes premium attributable to American Physicians
acquisition only for December, 2010. Subject to rounding.

ProAssurance: Risk and Distribution Profile
  We insure a broad range of healthcare risks, from home health providers to large hospitals
  Focus on individual physicians and physician groups
  Rated “A” by A.M. Best and Fitch
  Dual distribution in DC, Texas and parts of Missouri

Direct: 34% / Agents: 66%
2010 Premium: $533 million
Direct: 39% / Agents: 61%

M & A Update
  Financial Highlights
  Acquisition of American Physicians Services Group (APS) closed November 30, 2010
  Announced September 1, 2010
  Valued AMPH at $32.50/share—approximately $233 million paid to AMPH shareholders
  1.3x Book Value or 11x First Call EPS estimate
  Insurance Highlights
  We are now the second leading writer in Texas
  Adds high quality premium and
 ~6,700 well-underwritten policyholders
 in a challenging market

  Texas Highlights
  One of the fastest growing medical populations
  Strong, resilient economy
  APS headquarters becomes our Texas regional office

  We are skilled at finding M & A opportunities, conducting in-depth due diligence and integrating resulting acquisitions
2009: Consolidation of:
 Mid-Continent General Agency
2009: Consolidation of:
 Mid-Continent General Agency
 Georgia Lawyers Insurance Co.
 Georgia Lawyers Insurance Co.
2004: Purchased Selected Renewal Rights from:
 OHIC Insurance Company
2004: Purchased Selected Renewal Rights from:
 OHIC Insurance Company
We Expect to Continue Growing Through M & A

1994: Consolidation of:
 West Virginia Hosp. Ins Co.
1994: Consolidation of:
 West Virginia Hosp. Ins Co.
1995: Consolidation of;
1995: Consolidation of;
 Physicians Ins Co of Indiana
 Physicians Ins Co of Indiana
 Assumed business of:
 Physicians Ins Co of Ohio
 Assumed business of:
 Physicians Ins Co of Ohio
1996: Consolidation of:
1996: Consolidation of:
 Missouri Medical Ins Co
 Missouri Medical Ins Co
1995: Assumed business of:
 Associated Physicians Ins Co. (IL)
1995: Assumed business of:
 Associated Physicians Ins Co. (IL)
1998: Consolidation of:
 Physicians Protective Trust Fund (FL)
1998: Consolidation of:
 Physicians Protective Trust Fund (FL)
1996: Assumed business of:
 American Medical Ins Exchange (IN)
1996: Assumed business of:
 American Medical Ins Exchange (IN)
Founding in the 1970s
Founding in the 1970s
1999: Assumed business of:
 Medical Defense Associates (MO)
1999: Assumed business of:
 Medical Defense Associates (MO)
Mutual Assurance
Physicians Ins. Co. of Michigan
Professionals Group
Creation of:
Creation of:
2005: Consolidation of:
 NCRIC Group
2005: Consolidation of:
 NCRIC Group
2006: Consolidation of:
 PIC Wisconsin Group
2006: Consolidation of:
 PIC Wisconsin Group
2007: PRI renewal rights deal
2002: SERTA renewal rights deal
2001: OUM renewal rights deal
2000: DPM Merger
1999: PACO Acquisition
Completed
11/30/10

The Case for Growing Through M & A
  Legal and regulatory environment must be favorable
  Not all M & A opportunities should be pursued
  The key is understanding why companies are available
  We don’t “bet the farm” and can acquire without “breaking the bank”
  We prefer “healthcare centric” but look for closely related liability lines to leverage expertise
 (attorneys E & O for example)
  Our strategy adapts to the available opportunities for profitable growth
De Novo vs. Acquisition
Soft Market
Hard Market
M & A
de novo
Expansion
Internal
Growth
All avenues
open
because of
pricing
power
M & A is
preferable
because of
pricing
pressure
M & A and the Insurance Cycle

Strategy & Operations: Differentiation is the Key

Current Industry Status
  We are in a period of “benign profitability”
  Prices have been falling yet profitability remains at attractive levels
  We have seen no new large scale market entry from larger commercial competitors
  Some consolidation among “mid-decade” start-ups

Differentiate Through Claims Defense
  Our deep expertise in claims defense has always set us apart
  Our financial strength gives our insureds the opportunity for an uncompromising defense of their claim
  Our successful approach to claims establishes a unique competitive advantage
  Differentiates our product
  Provides long-term financial and marketing advantages
  A significant factor in our high retention rate
  Helps deter future lawsuits
  Our insureds increasingly value reputational defense as claims data becomes public

ProAssurance: 82% Favorable Outcomes
Industry: 73% Favorable Outcomes
Source: The PIAA
Five Year Average
2005-2009

The Ohio Example: 2005 - 2009 Data
  Comprehensive, reliable data provided by the Ohio Department of Insurance
  Broad range of competitors and business approaches

www.insurance.ohio.gov/Legal/Reports/Documents/MedMal_Closed_Claim_2008.pdf
Fewer Claims Closed With Indemnity
More Claims Defended in Court
2.5x Lower Average Indemnity Payment per Closed Claim

ProAssurance Claims Tried to a Verdict
New Claims Opened Each Year
Claims Trends Remain Favorable
  With frequency down compared to mid-decade the result is fewer cases to try
  Severity trends steady and manageable
  Trends are much the same in states with or without Tort Reform

Loss Trends and Rate Actions
  Rates on renewing physician business down less than 14% from peak pricing in 2006
  Improved frequency trends are reflected in recent rate declines
  Improvement in frequency has outweighed a steady, manageable rise in severity of 3%-5% per year
  Loss trends have improved in states with and without tort reforms
  Rate changes (up or down) in 2011 will likely be low-to-mid single digits
  Despite competitors’ concessions on pricing and terms, we are retaining existing business and writing some new business that meets our long-term profitability goals

Physician Rate Change History1
Premium Retention History
1Excludes PICA for clarity of historical comparison

  We enforce stringent underwriting standards to maintain rate structure and enhance profitability
  Underwriting process driven by individual risk selection and assessment of loss history, areas of practice, and location
  Rate filings consider the results of the past five to seven years to ensure a single year does not unduly influence results
Demonstrated Underwriting Performance
ProAssurance Average: 95.3% Industry Average: 108.8%
Source: A.M. Best Aggregates and Averages, Medical Malpractice Lines of Business

Conservative Approach to Reserves
  No change in the historic reserving practices that have produced favorable net reserve development in each of the last eight years
  Conservative reserve strategy provides protection against a loss trend reversal
  Reviewed at least quarterly by internal actuarial staff
  Regular outside reviews
  Independent consulting actuaries (Towers Watson) conduct full review twice per year
  Actuaries associated with independent auditor (E&Y) review once per year
Net Favorable Reserve Development
Net Reserve per Open MPL Claim1
1 Statutory basis; Loss & LAE
 Acquired company data included at end of acquiring year.

Tort Reform Resurfaces
  Federal Tort Reform has reappeared in Washington
  Lots of smoke, so far no fire in Washington
  Resurfaced during President Obama’s State of the Union Speech
  Multiple bills being pushed by Republicans in the House, at least on bill introduced in the Senate
  Democrats have offered to consider scaled-back reforms
  Meaningful Tort Reform was not enacted when Republicans controlled Congress and the White House
  State Tort Reforms—where the real battles are fought
  2011 legislative update
  Reforms Passed in Oklahoma, rejected in New York, under consideration in North Carolina and Tennessee
  2011 courtroom update
  State Supreme Courts reviewing mid-2000’s reforms in Kansas, Mississippi, Nevada and WV
  Long-standing reforms in California, Indiana and Louisiana also under review by State Supreme Courts
  2010 courtroom results
  Overturned in Georgia and Illinois
  Upheld in Maryland
  Split decision in Missouri
  Whether federal or state, we never give advance credit for untested reforms unless required by law or regulation
  We are prepared, operationally and financially, if Tort Reforms are struck down in our states
  Prices are set, and reserves established, as if there is no tort reform, until results reflect otherwise

The Potential Effects of Healthcare Reform
  No meaningful Tort Reform in the bill
  No immediate effect on the medical/legal climate
  Demonstration projects do not provide meaningful reform or immediate data
  Known: More customers for us
  We have enhanced our ability to write new classes of business through the acquisition of PICA and
 ProAssurance Mid-Continent General Underwriters
  Unknown: Effect on the medical/legal environment
  Increased patient frustration with the system
  Possibility of more unexpected outcomes
  We are introducing new approaches and new products to take advantage
  Likely to hasten M&A amongst smaller insurers that lack the capacity or capability to insure hospitals or facilities

1 Bureau of Labor Statistics 2008 to 2018 Projections
 http://data.bls.gov/oep/nioem

New Products for a Changing Market
  Insurance partnership with Ascension Health
  Largest Catholic healthcare system in the US
  38 ministry locations in 18 states
  Pilot partnership in Michigan to offer coverage to ~1,000 affiliated physicians not employed by Ascension
  Insurance operations performed by ProAssurance
  PRA policies jointly marketed
  Joint claims and risk management efforts
  Financial involvement of both entities creates incentive to reduce risk
  Program effective April 1, 2011—widespread acceptance among targeted physicians
  Converting occurrence-like policies to claims-made coverage
  Joint physician/hospital insurance product: ProControl
  Addresses the unique risk tolerance and claims-handling expectation of each insured
  Physicians largely seek claims defense to protect their reputation
  Hospitals/facilities seek to protect their reputation in different ways
  Broad interest in the market
  Alternative risk and self-insurance mechanisms
  Captive insurance programs
  Deductible programs
  Risk Retention Groups for specific specialties or regions

Long-Term Financial Strength Sets Us Apart
  Ensuring the strength of our balance sheet is our top financial priority
  Financial strength differentiates us in the market
  The claims defense philosophy that differentiates us in the market leverages our financial strength

Shareholders’ Equity
Up Over 70% Since 12/31/06
Total Assets

Financial Performance and Investments

Performance Recognition
  Leading industry operating performance
 in 2009, ranked by Moody’s top 100
 property & casualty insurers
  ProAssurance ranks 79th by premium, but
 outperforms in key financial measures
  Fourth straight year in the Ward’s 50
  Recognition as one of the 50 top
 performing Property & Casualty
 insurance companies

Source: Moody’s - Statistical Handbook, Ward Group’s - 2010 Ward’s 50
Lower is better
Operating Ratio
PRA 2008 Rank: #1
Combined Ratio
PRA 2008 Rank: #2
Loss & LAE Ratio
PRA 2008 Rank: #5
Return on Surplus
PRA 2008 Rank: #1
PRA 2008 Rank: #5

Consolidated Operating Net Income1
Net Investment Income
Net Premiums Written
1 Excludes the after-tax effects of net realized gains or losses and guaranty fund assessments or recoupments

  CUSIP-level portfolio disclosure on our website:
 www.proassurance.com/investorrelations/supplemental.aspx
Investments Balance Risk vs. Return

$4 Billion Overall Portfolio
$3.6 Billion Fixed Income Portfolio
  Average duration: 4.1 years
  Average tax-equivalent yield: 4.8%(1)
  Investment grade: 97%
  Weighted average: AA-
  Key Actions in Q4
  APS now part of portfolio
  Cash reduced due to acquisition
  Offset by increase in bonds
12/31/10
(1) APS transaction reduced overall yield by 10bps due to the effect of acquiring its portfolio at market.

The Importance of Investment Income
  Investment income compounds significantly due to the long-tail nature of the MPL claims cycle
  Lower investment results place greater emphasis on quality underwriting to achieve a combined ratio below 100%

Year
1
Year
2
Year
3
Year
4
Year
5
Year
6
Year
7
Year
8
Incident
Occurs
Discovery
and
Preparation
Claim
Reported
Trial
and
Appeals
Resolution
5-6 Years
After
Claim
Reported
Life Cycle of a Typical Claim

  Pricing discipline becomes even more
 critical in a low interest rate environment
  Lack of investment yield may be a hard
 market catalyst
Return on Equity and Investment Returns

Assumes a 1:1 premium to surplus ratio for physicians professional liability claims-made coverages
Combined Ratio Required to
Generate a 13% Return on Equity
Long-Term ROE Target is 13%
  The choice: chase yield or extend duration
  We are maintaining duration, looking for
 opportunities
The Yield Trap

Conservative Use of Debt and Low Leverage
  Low Debt to Cap Ratio
  No strain on cash flow

Debt to Equity
No Debt Prior to 2001
Strong Capital Position
  Prepared for an improving market

Capital Management
  Dividends
  No current dividend to shareholders
  Regular evaluation by Board/Management
  Ongoing commitment of cash is a key consideration

  Share Repurchase
  $106 million spent in 2010 to buy
 1.8 million shares
  $315 million spent to repurchase 6.0 million shares
 since 2005
  Proven discipline in prudently deploying
 capital
  Building the company and enhancing return
 through M&A
  Enhancing shareholder value by repurchasing
 shares at prices that build Book Value
Share Repurchase History
Conceptual Model of Projected A. M. Best BCAR Scores if
Premiums Increase
Surplus is Reduced
Excess Capital vs. Excess Capacity

Investing in ProAssurance

Driven to Excel / Focused on Shareholder Value
  Maintaining our profitability and book value growth
  Outstanding performance in a challenging financial market and a demanding line of insurance
  Producing sustainable shareholder value
  Finding the right M & A opportunities
  Growing Book Value per Share
  Significant share ownership at all levels
  Focusing on long-term
  Preparing for a changing market while maintaining our leading position in the current market
  Protecting the balance sheet
  Preparing for the market turn

Current Prices Present a Compelling Buying Opportunity
Current Price to Book: ~1.0x Average Since Inception: 1.4x

Supplemental Discussion Materials

Effective & Experienced Management
W. Stancil Starnes, JD
Chairman & Chief Executive Officer
sstarnes@proassurance.com
(205) 877-4400
Company Tenure: 3 Years
Prior MPL Experience: 29 Years
Industry & Related Experience: 32 Years
Formerly in the private practice of law in MPL defense and
complex corporate litigation.

Victor T. Adamo, JD, CPCU
President
vadamo@proassurance.com
(205) 877-4400
Company Tenure: 25 Years
Prior MPL Experience: 5 Years
Industry & Related Experience: 30 Years
Formerly in the private practice of corporate law.

Jeffrey L. Bowlby, ARM
Sr. Vice-President & Chief Marketing Office
jbowlby@proassurance.com
(517) 347-6306
Company Tenure: 12 Years
Prior MPL Experience: -
Industry & Related Experience: 26 Years
Career-long experience in insurance sales and marketing,
most recently as SVP for Marketing with Meadowbrook.

Howard H. Friedman, ACAS
Sr. Vice-President & Chief Underwriting Officer
hfriedman@proassurance.com
(205) 802-4796
Company Tenure: 14 Years
Prior MPL Experience: 16 Years
Industry & Related Experience: 30 Years
Career-long experience in MPL company operations
and management. Former ProAssurance CFO.

Jeffrey P. Lisenby, JD
Sr. Vice-President, General Counsel &
Secretary
jlisenby@proassurance.com
(205) 445-2668
Company Tenure: 9 Years
Prior MPL Experience: -
Industry & Related Experience: 9 Years
Formerly in the private practice of law.

Frank B. O’Neil
Sr. Vice-President & Chief Communications Officer
foneil@proassurance.com
(205) 877-4461
Company Tenure: 23 Years
Prior MPL Experience: -
Industry & Related Experience: 23 Years
Formerly a television news executive and anchor.

Edward L. Rand, Jr., CPA
Sr. Vice-President & Chief Financial Officer
erand@proassurance.com
(205) 802-4718
Company Tenure: 6 Years
Prior MPL Experience: -
Industry & Related Experience: 18 Years
Career-long experience in insurance finance and
accounting. Most recently Chief Accounting Officer for
Partner Re.

Darryl K. Thomas, JD
Sr. Vice-President & Chief Claims Officer
dthomas@proassurance.com
(205) 445-2668
Company Tenure: 12 Years
Prior MPL Experience: 10 Years
Industry & Related Experience: 22 Years
Career-long experience in MPL claims
management.

Hayes V. Whiteside, MD, FACS
Sr. Vice-President & Chief Medical Officer
hwhiteside@proassurance.com
(205) 445-2670
Company Tenure: 6 Years
MPL Experience: -
Industry & Related Experience: 27 Years
Formerly in the private practice of Urology.

  Average executive tenure through VP level is 16 years

2010 Financial Highlights

	December 31
	2010	2009
Gross Premiums Written	$ 533,205	$ 553,922
Net Premiums Earned	519,107	497,543
Net Investment Income	146,380	150,945
Net Income (Includes Investment Losses)	231,598	222,026
Operating Income	219,457	215,210
Net Income per Diluted Share	$ 7.20	$ 6.70
Operating Income per Diluted Share	$ 6.82	$ 6.49
	December 31
	2010	2009
Total Assets	$ 4,875,056	$ 4,647,414
Shareholders’ Equity	1,855,863	1,704,595

ProAssurance Portfolio Detail: Asset Backed

12/31/10
Asset Backed: $732 Million
Weighted Average Rating: “AA+”
Breakdown of Agency MBS Holdings
CMBS Details Provided on Page 33
Sub-Prime: $12.5 mln Market Value (AFS)
 $374,000 unrealized loss

ProAssurance Portfolio Detail: CMBS
  $99.4 million Fair Value in non-agency CMBS
  Book Value: $96 million (3% of fixed income portfolio)
  No cumulative losses in our CMBS portfolio

12/31/10

ProAssurance Portfolio Detail: Municipals

12/31/10
Municipals: $1.2 Billion
Sources of Revenue Backing Municipals
Investment policy has always required
 investment grade rating prior to applying the
 effect of insurance

ProAssurance Portfolio Detail: Equities & Other

12/31/10
Equities & Other: $168 Million

ProAssurance Portfolio Detail: Corporate

12/31/10
Corporates: $1.1 Billion
Weighted Average Rating: A

ProAssurance Portfolio Detail: Various
12/31/10
  Rated A1/P1 or better
  Money Markets:
  Moody’s: Aaa
  S&P: AAA
 Weighted average rating
  Moody’s: AA3
  S&P: AA-
  A. M. Best: A+
Treasury / GSE: $295Million
Short Term: $168 Million
BOLI: $50 Million